FORM OF
                             MASTER PROMISSORY NOTE
                                                               Chicago, Illinois
$__________________                                             January 25, 2000


         FOR VALUE RECEIVED, the undersigned (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANK ONE, NA, a national banking association with its principal office in Chicago, Illinois, as Agent, for the benefit of all of the Lenders (as defined below), the principal sum of $__________ in accordance herewith, but in no event later than January 25, 2005 (the "Final Payment Date"). The Advances evidenced by this Note are being made pursuant to the Facility and Guaranty Agreement, dated as of December 17, 1999, by and among Colonial Realty Limited Partnership, a Delaware limited partnership (the "Company"), Colonial Properties Trust, an Alabama trust (the "REIT"), Bank One, NA, in its individual capacity (including any successor thereto, "Bank One") and as agent for all the Lenders party thereto (the "Agent"), and the financial institutions party thereto (the "Lenders") (as the same shall be amended, supplemented, restated or otherwise modified from time to time, the "Facility Agreement"). Capitalized terms defined in the Facility Agreement are used herein with their defined meanings therein unless otherwise defined herein.

         1. Interest. (a) The Borrower promises to pay interest to each Lender (based on each Lender's Pro-rata share of the outstanding principal amount hereof) on the outstanding principal amount hereof from the date on which funds are advanced to the Borrower hereunder (the "Closing Date") until such principal amount is paid in full, payable to the Agent, for the benefit of the Lenders, at an interest rate per annum equal to 8.810% (the "Interest Rate"). Accrued interest shall be due and payable quarterly in arrears on each of the interest payment dates set forth on Schedule 1 to this Note, with the first such payment date being February 14, 2000 (each an "Interest Payment Date").

                  (b) Upon the occurrence and during the continuance of a Borrower Event of Repayment described in Section 6(i) below, the outstanding principal amount hereof shall bear interest, payable on each Interest Payment Date and upon demand, at the Corporate Base Rate plus two percent (2%) per annum. "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by Bank One from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. Bank One may make loans at rates of interest at, above or below the Corporate Base Rate.

                  (c) Interest and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest payable with respect to this Note or any portion hereof which is paid or prepaid shall be payable for the day the Loan evidenced by this Note is made but not for the day of any payment on the amount paid if payment is received by the Agent prior to 12:00 noon (Chicago time) at the place of payment.

         2.       Scheduled  Repayment;  Voluntary  Prepayment.

                  (a) The aggregate principal amount of and all accrued interest and other amounts owing under this Note shall be repayable in full on the earlier to occur of (i) the Final Payment Date and (ii) the occurrence of a Change of Control (the "Maturity Date").

                  (b) During the term of this Note, the Borrower may, on at least five (5) Business Days' prior notice by the Borrower to the Agent stating the aggregate principal amount of the prepayment and the name of the Borrower, prepay (subject to the terms of Section 7 hereof) on any Interest Payment Date the outstanding principal amount of this Note in whole or in part; provided, however, that any such partial prepayment shall be in a minimum principal amount of $25,000, or any integral multiple of $5,000 in excess thereof. All prepayments (voluntary or otherwise) shall be made together with (i) all interest accrued at the Interest Rate from the Closing Date to the date of payment (less the amount of interest paid prior to such date based on the applicable Current Payment Rates) on the amounts prepaid, (ii) to the extent the amount thereof has been communicated to the Borrower, any Early Payment Fee as required under Section 7 hereof and (iii) a prepayment administrative fee of $375 payable to the Agent for its own account.

         3. Method of Payment. All payments of principal, interest and other amounts owing hereunder shall be made, without setoff, deduction or counterclaim, in funds which are available on the Interest Payment Date to the Agent at the Agent's address at 1 Bank One Plaza, Chicago, Illinois 60670, or at any other office of the Agent specified in writing by the Agent to the Borrower, by 12:00 noon (Chicago time) on the date when due and shall be applied by the Agent among the Lenders based on each Lender's Pro-rata share of the outstanding principal amount of this Note. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified above or at any office specified in a notice received by the Agent from such Lender. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

         4. Borrower Account. At all times while this Note remains outstanding, the Borrower shall be required to maintain an interest-bearing deposit account at Bank One (the "Borrower Account") to facilitate administration of the Loan. No later than two Business Days prior to each Interest Payment Date, the Borrower shall deposit funds, if necessary, in the Borrower Account sufficient in amount to cover any difference between (a) the amount then on deposit in such account giving effect to the amount of dividends or distributions (net of taxes required to be withheld by the Company or the REIT, as applicable, under applicable law) to be paid by the Company, the REIT, or the REIT's transfer agent, as applicable, to the Agent in respect of the Borrower's Class A Units or Common Shares on the next scheduled dividend or distribution payment date pursuant to the Borrower's Letter of Direction and (b) the amount of interest payable by the Borrower hereunder on such Interest Payment Date. Bank One is hereby irrevocably authorized to charge the Borrower Account for each payment of principal, interest and other charges as such amounts become due hereunder. To the extent that at any time the balance in the Borrower Account is insufficient to make payment in full of amounts due hereunder when due, then Bank One may, in its sole discretion, provide such funds to the Borrower by way of a new loan in the form of an overdraft on the Borrower Account (an "Overdraft"), which Overdraft shall be governed by the terms of the account application for the Borrower Account. The provisions of this Section 4 shall in no way diminish the unconditional obligation of the Borrower to make payment in full when due of all amounts owing under the Note.

         5. Loan Proceeds. The Borrower hereby irrevocably directs the Lenders to disburse the proceeds of the Loans evidenced hereby directly to the Company for the account of the Borrower in payment (whether in whole or in part) of the Class A Units and agrees that any funds so disbursed (regardless of how applied by the Company) shall be considered received by the Borrower upon the receipt of such funds by the Company.

         6. Borrower Event of Repayment. If any Program Event of Default shall occur and be continuing or any of the following events (each such event, a "Borrower Event of Repayment") shall occur and be continuing:

                  (i) The Borrower shall fail to pay any amount of principal on this Note when due, or the Borrower shall fail to pay any amount of interest on, or other amount due under, this Note when due and such failure to pay shall continue for five days;

                  (ii) The Borrower shall generally not pay his or her debts as such debts become due, or shall admit in writing his or her inability to pay his or her debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate him or her a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of him or her or his or her debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for him or her or for any substantial part of his or her property;

                  (iii) Any representation or warranty made, or any financial or other information provided by, the Borrower to the Agent or any Lender shall prove to have been incorrect in any material respect when made;

                  (iv) The Borrower shall fail to perform or observe any term, covenant or agreement set forth in this Note and such failure (other than any failure or event described in clauses (i) - (iii) above) shall continue for ten days after written notice thereof from the Agent;

                  (v) The Borrower's employment shall be terminated by the Company or the REIT or the Borrower shall otherwise cease to be an employee of the Company or the REIT for any reason, other than as a result of death, permanent disability (as certified by a REIT-approved physician) ("Disability") or retirement at normal retirement age as specified under the Colonial Properties Trust Defined Benefit Pension Plan ("Retirement"), it being understood that this subsection (v) shall not be applicable to any act or event of any nature whatsoever which causes or has the result of the Borrower no longer being a member of the Board of Trustees of the REIT ("Cessation of Board Service");

                  (vi)     The Borrower shall die; or

                  (vii) The Agent shall receive a written notice from the Company to the effect that the Borrower has breached or is otherwise in default under his/her Reimbursement Agreement;

then the Agent, upon written direction from (or with the consent of) the Required Lenders, may, by notice to the Company and the Borrower, declare the principal amount and interest and other amounts outstanding under this Note owing by the Borrower, to be forthwith due and payable, whereupon such principal amount, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind by any Lender, all of which are hereby expressly waived by the Borrower; provided, however, that if a Borrower Event of Repayment described in clause
(ii) above occurs with respect to the Borrower, the principal amount and interest and other amounts outstanding under this Note shall immediately become due and payable without any election or action on the part of the Agent or any Lender. The Borrower shall, as soon as possible, and in any event within five
(5) Business Days after becoming aware of the occurrence of a Borrower Event of Repayment or an event which, with notice or lapse of time or both, could constitute a Borrower Event of Repayment, deliver to the Agent a statement setting forth details of such Borrower Event of Repayment.

         7. Early Payment Fee. In the event of any voluntary or mandatory (whether as a result of acceleration, a Change of Control or otherwise) repayment of all or any portion of the principal of this Note prior to the Final Payment Date, the Borrower will indemnify each Lender upon demand for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost incurred in liquidating or employing deposits acquired to fund or maintain its Loan or in terminating or unwinding any interest rate exchange or similar arrangement entered into by such Lender in connection with this Loan. The Borrower acknowledges that, in order to permit such Lender(s) to extend the Interest Rate to the Borrower, and in reliance upon this Section 7, one or more of the Lenders has entered into, or in connection with accepting an assignment of the Loans or otherwise, will enter into such arrangements (including, without limitation, an interest compensation agreement pursuant to which the Lenders other than Bank One fund the Loans on a three-month LIBOR basis). The amount payable pursuant to this Section is referred to as the "Early Payment Fee". The obligations of the Borrower under this Section 7 shall survive payment of the principal, interest and other amounts under this Note. With respect to the payment of an Early Payment Fee to Bank One only (and not with respect to any other Lender), the amount of such Early Payment Fee shall be calculated pursuant to Section 2.05 and Schedules 2.05(A) and 2.05(B) to the Facility Agreement. The Borrower acknowledges that he or she has had the opportunity to review Section
2.05 and Schedules 2.05(A) and 2.05(B) of the Facility Agreement and has done so to the extent he or she felt necessary to understand the calculation of the Early Payment Fee (which may be substantial). Promptly after any full or partial prepayment of this Note prior to the Final Payment Date, each Lender will deliver to the Agent, and the Agent shall deliver to the Borrower, with a copy to the Company, a written statement showing in reasonable detail the calculation of the amount of loss or cost suffered by such Lender, which statement shall, absent manifest error, be conclusive and binding on the Borrower, the Company and the REIT. Notwithstanding the foregoing, (i) in the event of any repayment of all or any portion of the principal of this Note prior to the Final Payment Date and after the occurrence of a Program Event of Default or a Borrower Event of Repayment described in Section 6(vi) or (ii) in the event of a voluntary repayment in full of the principal of this Note prior to the Final Payment Date following the Borrower's election within 30 days after the Borrower's Disability or Retirement to make such repayment, then in either such event no Early Payment Fee shall be payable by the Borrower (such Early Payment Fee otherwise due shall instead be paid by the Company or the REIT).

         8. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Program Event of Default or Borrower Event of Repayment occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other indebtedness and other obligations at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the principal, interest and other amounts owing under this Note to such Lender, whether or not the principal, interest or other amounts, or any part thereof, shall then be due.

         9. Taxes. Any taxes (excluding income taxes on the overall net income of the Agent or any Lender imposed by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of this Note or any of the other Loan Documents pertaining to the Borrower shall be paid by the Borrower, together with interest and penalties, if any. Any payments made by the Borrower under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (excluding taxes imposed on its overall net income and franchise taxes imposed on it by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business) ("Taxes"). If any such Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Note. Whenever any Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this Section 9 shall survive the payment in full of all amounts payable under this Note.

         10. Agreements; Representations and Warranties. The Borrower hereby (i) acknowledges that he or she has had the opportunity to review a copy of the Facility Agreement and has done so to the extent he or she felt necessary in connection with the Loan evidenced hereby, (ii) consents to be governed by the terms of the Facility Agreement to the extent the terms thereof are applicable to the Loan evidenced hereby, (iii) represents that such Borrower's name, address, home phone number and social security number or similar number is correct as listed below, (iv) agrees that any notice permitted or required to be given by the Agent or the Lenders to the Borrower pursuant hereto shall be deemed given upon the earlier of actual receipt by the Borrower and three (3) Business Days after posting in the U.S. first class mail addressed to the Borrower at the address set forth below or at such other address as specified in writing by the Borrower to the Agent, (v) agrees that the Agent and the Lenders may from time to time disclose to the Company or the REIT any information with respect to the Borrower Account, this Note or any default by the Borrower hereunder (or any failure of the Borrower to pre-fund interest payments as contemplated by Section 4 above), and may from time to time disclose information regarding the Borrower to "Transferees" as described in Section 10.04 of the Facility Agreement, and waives and releases any claims arising out of any such disclosure, (vi) agrees that assignments of and participations in this Note may be effected as set forth in Article X of the Facility Agreement, (vii) agrees that the Facility Agreement is not intended to, and shall not be construed to, create any rights (contractual, equitable, pursuant to law or otherwise) in favor of the Borrower against the Agent, any Lender, any Other Guarantor or the Company, and the Borrower in his or her individual capacity shall have no right to enforce any rights of the Company or any Other Guarantor thereunder, (viii) acknowledges that he or she is accepting the Loan and acquiring the Class A Units for the purpose of investment or profit and that the Loan is intended to be a "business loan" under the Illinois General Interest Act, (ix) represents and warrants that he/she has no present intention of redeeming his/her Class A Units being acquired pursuant to the Program into Common Shares or for a cash amount, and (x) represents and agrees that he/she has not caused the Borrower's obligations hereunder or any Reimbursement Obligations to be secured or "indirectly secured" (as defined in Regulation U) by any Margin Stock and will not cause any such obligations or Reimbursement Obligations to be so secured or "indirectly secured" if and to the extent such circumstances would cause any Guarantor or any Lender to be in violation of Regulation U.

         11. Changes in Capital Adequacy Regulations. (a) If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as defined below), then, within fifteen
(15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall (a "Shortfall") in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Note or its Loan to the Borrower (after taking into account such Lender's policies as to capital adequacy). "Change" means (a) any change after the date hereof in the Risk-Based Capital Guidelines (as defined below), or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date hereof which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Lending Installation" means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender. "Risk-Based Capital Guidelines" means
(i) the risk-based capital guidelines in effect in the United States of America on the date hereof and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States of America implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" including transition rules, and any amendments to such regulations adopted prior to the date hereof. Before making any demand for payment pursuant to this Section 11, each Lender shall, if possible, designate a different Lending Installation if such designation will avoid the need for making such demand and is not disadvantageous to such Lender.

                  (b) Each Lender shall promptly notify the Borrower, with a copy to the Agent and the Company, upon becoming aware that the Borrower may be required to make any payment pursuant to this Section 11. When requesting payment pursuant to this Section 11, each Lender shall provide to the Borrower, with a copy to the Agent and the Company, a certificate, signed by an officer of such Lender, setting forth the amount required to be paid by the Borrower to such Lender and the computations made by such Lender to determine such amount.

         12. Amendments. This Note may not be amended orally but only in writing signed by the Borrower and signed or consented to in writing by the Agent with the consent of the Required Lenders (or all the Lenders if so required by Section 12.01 of the Facility Agreement), the Company and the Other Guarantors.

         13. Preservation of Rights; Survival. No delay or omission of the Lenders or the Agent to exercise any right under this Note shall impair such right or be construed to be a waiver of any Program Event of Default or Borrower Event of Repayment or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until this Note has been paid in full. All representations and warranties of the Borrower contained in this Note and any other Loan Document shall survive delivery of this Note and the making of the Loan herein contemplated.

         14. Headings; Entire Agreement. Section headings in this Note are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Note. The Loan Documents embody the entire agreement and understanding among the Borrower, the Other Guarantors, the Company, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Company, the Agent and the Lenders relating to the subject matter thereof.

         15. Benefits of this Agreement. This Note shall be binding upon the Borrower and the Borrower's personal representatives, heirs and assigns and, subject to the following sentence, shall not be construed so as to confer any right or benefit upon any Person other than the Borrower and his or her personal representatives, heirs and assigns. This Note shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns, it being understood that any Lender may, subject to the provisions of Article X of the Facility Agreement, from time to time assign, or grant participations in, its rights hereunder in whole or in part. Except as provided in Section 12.02 of the Facility Agreement, the Borrower shall not have the right to assign his or her rights or obligations hereunder.

         16. Expenses; Indemnification. The Borrower agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection or enforcement of this Note. The Borrower further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of the Loan evidenced hereby except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section shall survive the repayment of this Note.

         17. Replacement Notes. The Borrower agrees that upon the occurrence and during the continuance of any Program Event of Default or Borrower Event of Repayment, upon the request of the Agent and in exchange for this single master Note, the Borrower will execute and deliver substitute multiple notes (in substantially the form hereof) (each a "Replacement Note"), one for each Lender in the principal amount of such Lender's Pro-rata share of the Loan evidenced hereby.

         18. Severability of Provisions. Any provision in this Note that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable. If any interest payment or other charge or fee payable by the Borrower under this Note to any Lender exceeds the maximum amount then permitted to be paid to such Lender by applicable law, the Borrower shall be obligated to pay, and such Lender shall be entitled to receive, only the maximum amount permitted by applicable law. If any Lender has collected interest or other charges in excess of such maximum permitted amount, the Borrower's only remedy will be that such Lender will apply such excess interest or other amounts as a full or partial prepayment of the unpaid balance of the principal amount to the extent of the unpaid principal balance and refund any additional excess amount to the Borrower.

         19. CHOICE OF LAW. THE LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKING ASSOCIATIONS, FEDERAL AGENCIES, BRANCHES OF FOREIGN BANKS AND OTHER FINANCIAL INSTITUTIONS.

         20. CONSENT TO JURISDICTION. THE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         21. WAIVER OF JURY TRIAL. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE.



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         IN WITNESS WHEREOF,  the undersigned Borrower has executed this Note as of the day and year first above written.


                                           Print/Type
                                           Name of Borrower

                                           Home Address:


                                           Home Phone Number:
                                           Social Security Number:
                                           Or other taxpayer identification
                                           number, if any, as applicable


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